CommunityBanks

Local People…Local Decisions®

CommunityBanks

Staying The Course
Ferris, Baker Watts, Inc.
Mid-Atlantic Bank Conference
July 27, 2006

Disclaimer
This presentation contains “forward looking” information,
as defined by the Private Securities Litigation Reform Act of
1995, that is based on Community’s current expectations,
estimates and projections about future events and financial
trends affecting the financial condition of its business.
These statements are not historical facts or guarantees of
future performance, events, or results.  Such statements
involve potential risks and uncertainties and, accordingly,
actual performance results may differ materially.
Community undertakes no obligation to publicly update or
revise forward looking information, whether as a result of
new, updated information, future events, or otherwise.

Performance Goals
Guideposts Under Purchase Accounting
●
Minimum Return on Tangible Equity of 17% *
●
Annual EPS Growth of 10%
●
Annual Asset Growth of 10%
●
Non-Interest Income to 30%
●
Efficiency Ratio to 55%
  * A non-GAAP measure

Goodwill and Other Intangibles
●
“Purchase Accounting” now mandatory
◆
Gives rise to higher intangible levels and higher book
equity  - a fact of life
◆
Complicates comparability of quarterly results in
subsequent year
●
Intangibles
◆
Now at $259 million, including $255 million from Blue
Ball transaction
◆
Excluded from regulatory capital position, which remains
“well capitalized”

Blue Ball:
Purchase Accounting Complexities
●
2005: Pre-Merger Results (Q1,Q2) - Excludes
Blue Ball operations
●
2005: Post-Merger Results (Q3, Q4) - Reflects
combined operations
●
2005: Full Year Results are a hybrid
●
Historical Results  (pre-7/1/05) are not restated

(in thousands, except EPS)	2005
	Q3	Q4
Net Interest Income	$ 26,397	$ 26,649
Provision for Loan Losses	(400)	(600)
Non-Interest Income	7,866	7,763
Non-Interest Expenses	(20,836)	(20,180)
Special Charges	(248)	---
Income Taxes	(2,447)	(2,671)
Net Income	$ 10,332	$ 10,961
EPS	$ 0.42	$ 0.45
Post Merger CMTY

(in thousands, except EPS)	2006
	Q1	Q2
Net Interest Income	$ 26,864	$ 27,007
Provision for Loan Losses	(500)	(650)
Non-Interest Income	8,384	8,543
Non-Interest Expenses	(20,533)	(20,698)
Income Taxes	(3,646)	(3,698)
Net Income	$ 10,569	$ 10,504
EPS	$ 0.44	$ 0.44
Post Merger CMTY

Four Components of Performance
●
Net Interest Income
●
Provision for Loan Losses
●
Non-Interest Income
●
Non-Interest Expenses

	Q2 2006	Q1 2006	Q4 2005
Asset Yield	6.93%	6.74%	6.53%
Cost of Funds	3.46%	3.24%	3.00%
Net Interest Spread	3.47%	3.50%	3.53%
Net Interest Margin	3.94%	3.98%	3.96%
Change in NIM	-4 bp	+2 bp	+7 bp
Earning Assets (millions)	$ 2,922	$ 2,961	$ 2,870
Net Interest Income

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$857
$905
$1,079
$1,216
$2,237
$2,284
$2,345
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
3/31/2006
6/30/2006

CommunityBanks

in millions
2006
Annualized
Growth:
11%
(from Q1 ’06)
Loans

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$1,003
$1,133
$1,231
$1,306
$2,294
$2,374
$2,407
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
3/31/2006
6/30/2006

CommunityBanks

in millions
Deposits
2006
Annualized
Growth:
6%
(from Q1 ’06)

0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
2000
2001
2002
2003
2004
2005
Q2 '06
CMTY
Blue Ball

CommunityBanks

Net Charge-Offs to Average Loans
Charge-Off History

$40
millions
$30
$20
$10
$0
$7.7
$10.4
$12.9
$18.5
$20.7
$26.2
$16.6
2000
2001
2002
2003
2004
2005
6 mo '06

CommunityBanks

(excluding security gains)
2006 Annualized
$33.5 million
Non-Interest Revenues

65%
60%
55%
50%
56.90%
56.96%
56.92%
60.59%
60.42%
57.51%
56.18%
2000
2001
2002
2003
2004
2005
Q2 2006

Q1 2005 – 58.97%

Q2 2005 – 58.42%

Q3 2005 – 57.86%

Q4 2005 – 55.56%

Q1 2006 – 55.96%
Improved Efficiency from Merger
(The efficiency ratio does not include merger, conversion and restructuring expenses.)

Annualized Q2 2006
Minimum Return on Tangible Equity of 17%*	20.6%
Annual EPS Growth of 10%	---%
Annual Asset Growth of 10%	(4.2)%
Non-Interest Income to 30%	22.8%
Efficiency Ratio to 55%	56.2%
* A non-GAAP measure
Performance Goals
Guideposts Under Purchase Accounting

(dollars in thousands)	2nd Qtr 2006	1st Qtr 2006
Net Income	$ 10,504	$ 10,569
Diluted Earnings Per Share	$ .44	$ .44
Return on Average Equity	8.95%	8.96%
Return on Average Tangible Equity*	20.59%	20.12%

Comparing 2nd Qtr 2006 to 2005	2nd Qtr 2005	Change
Net Income (Loss)	$ (1,139)	n/a
Diluted Earnings (Loss) Per Share	$ (0.09)	n/a
Return on Average Equity	(2.97)%	n/a
Return on Average Tangible Equity*	10.96%	88%
*A non-GAAP measure.
Profitability Performance

$0.80
$0.70
$0.60
$0.50
$0.40
Annualized
Q1 '00
Q3 '00
Q1 '01
Q3 '01
Q1 '02
Q3 '02
Q1 '03
Q3 '03
Q1 '04
Q3 '04
Q1 '05
Q3 '05
Q1 '06

CommunityBanks

$.10/share

Q1 2000
Quarterly Dividend

$.20/share

Q2 2006

Share Repurchase
●
500,000 Share Repurchase Program Announced in
August, 2005 and Completed by October, 2005
●
Additional 787,500 Program  - Announced in October,
2005 (Substantially Complete at July 27, 2006)
●
Completion Will Result in the Equivalent Repurchase of
Over 10% of the Incremental Shares Issued in the
Merger.
●
Internal Capital Generation Would Continue to Support
Incremental Share Repurchase.

Strategic Vision
●
Our Mission
◆
Financial services provider of choice
◆
Employer of choice in the communities where we operate
◆
Acquisition partner of choice for banks and financial
services providers in markets we desire
●
Industry Consolidation
◆
Nearly 80 Financial Institutions with Under $1 Billion in
Assets Within 20 Miles of CMTY Branches
●
DeNovo Branching
◆
Opportunities to fill holes in our markets

2005/2006 Branch Expansion
●
 2005
◆
February—Willow Street (Lancaster County)
◆
March — Spring Grove (York)
◆
July — Lemoyne (Cumberland/Dauphin)
◆
September — Carlisle (Cumberland)
◆
November — Museum Road (Berks)
●
2006
◆
Late Spring—Hershey (Dauphin) — OPEN
◆
Delco Plaza (York)
◆
Mount Joy (Lancaster)
●
Ongoing Plan: 5 – 7 new locations each year
●
73 Locations Throughout Central Pennsylvania and Into
Maryland